UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

FC FINANCIAL SERVICES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant's telephone number, including area code

110 Jardin Drive, Suite 13
Concord, Ontario, Canada L4K 2T7
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K filed on September 29, 2006, is being filed for the purpose of refiling exhibit 99.3 to such Form 8K. Exhibit 99.3 has been revised to reflect the revised calculations regarding the convertible debentures held by certain stockholders. The amended pro forma financial statements are intended to replace the prior pro forma financial statements and no other changes are being made by means of this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
Exhibit 99.3	(b)	Pro forma Financial Information.

		1.	Unaudited Pro Forma Balance Sheet as of July 31, 2006[1];

		2.	Unaudited Pro Forma Statement of Operations and Comprehensive Loss for the year ended January 31, 2006 and the six month period ended July 31, 2006[1]; and

		3.	Notes to Pro Forma Consolidated Financial Statements for the period ended July 31, 2006 (unaudited)[1]

1. Incorporated by reference to Form SB-2, filed November 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FC FINANCIAL SERVICES INC.

Date: November 16, 2006
	By:	/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman